Exhibit 99.3

                           BOSTEK, INC. AND AFFILIATE

                          COMBINED FINANCIAL STATEMENTS

                               FOR THE YEAR ENDED
                                DECEMBER 31, 1998

                           BOSTEK, INC. AND AFFILIATE


                                DECEMBER 31, 1998


                                TABLE OF CONTENTS


                                                                           Page

         Independent Auditor's Report                                       1


         Financial Statements

             Combined Balance Sheet                                         2

             Combined Statement of Income and Retained Earnings             3

             Combined Statement of Cash Flows                               4

             Notes to Combined Financial Statements                       5 - 11

          April 6, 1999
          (Except for Note 13, which is as of June 4, 1999)

          To the Board of Directors
          Bostek, Inc. and Affiliate
          Hanover, MA

          Re:  Independent Auditor's Report
                 Bostek, Inc.
                 Micro Components International, Inc.

          Gentlemen:

          We have audited the accompanying combined balance sheet of Bostek, Inc.(a Massachusetts corporation) and affiliate as of December 31, 1998, and the related combined statements of income and retained earnings, and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit include examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Bostek, Inc. and affiliate as of December 31, 1998, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

          Respectfully submitted,

          DI PESA & COMPANY



          Certified Public Accountant

                           BOSTEK, INC. AND AFFILIATE
                             COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 1998

                                     ASSETS


         CURRENT ASSETS
               Cash                                                  $   105,096
               Account Receivable Trade, Net (Note 1)                  4,739,295
               Inventory (Note 1)                                      5,454,646
               Prepaid Expenses                                           75,645
               Due from Employees                                        130,691
               Due from Realty Trust (Note 3)                             93,695
                                                                     -----------

                     TOTAL CURRENT ASSETS                             10,599,068

         PROPERTY AND EQUIPMENT, NET (Note 1)                            258,501
                                                                     -----------

         TOTAL ASSETS                                                $10,857,569
                                                                     ===========
                      LIABILITIES AND STOCKHOLDERS' EQUITY

         CURRENT LIABILITIES
               Line-of-Credit (Note 4)                               $ 6,115,000
               Accounts Payable                                          426,505
               Warranty Reserve (Note 5)                                 250,000
               Accrued Expenses                                           14,334
               Accrued State Taxes                                        64,939
                                                                     -----------

                     TOTAL CURRENT LIABILITIES                         6,870,778


         STOCKHOLDERS' EQUITY
               Common Stock (Note 12)                     $  247,914
               Additional Paid-in Capital                     33,000
               Less: Treasury Stock, At Cost (Note 12)      ( 81,000)
               Retained Earnings                           3,786,877
                                                          ----------

                     TOTAL STOCKHOLDERS' EQUITY                        3,986,791
                                                                     -----------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $10,857,569
                                                                     ===========


            See Independent Auditor's Report and accompanying notes.

                        BOSTEK, INC. AND AFFILIATE
               COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1998







REVENUE                                                            $ 60,772,443


COST OF SALES                                                        53,366,139
                                                                   ------------
GROSS PROFIT ON SALES                                                 7,406,304

OPERATING EXPENSES                                                    5,720,778
                                                                   ------------
INCOME FROM OPERATIONS                                                1,685,526

OTHER INCOME (EXPENSE)
     Gain on Sale of Investments (Note 8)              $ 381,665
     Interest Income                                      10,800
     Interest Expense (Note 4)                          (353,250)        39,215
                                                       ---------   ------------


          INCOME BEFORE PROVISION
              FOR TAXES                                               1,724,741

PROVISION FOR INCOME TAXES (Note 1)                                      27,972
                                                                      ---------

NET INCOME                                                            1,696,769

RETAINED EARNINGS - BEGINNING BALANCE                                 3,180,893


LESS:  DIVIDENDS PAID                                               ( 1,090,785)
                                                                    -----------

RETAINED EARNINGS - ENDING BALANCE                                  $ 3,786,877
                                                                    ===========



            See Independent Auditor's Report and accompanying notes.

                           BOSTEK, INC. AND AFFILIATE
                        COMBINED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


CASH FLOWS FROM OPERATING
     ACTIVITIES
     Net Income                                                     $ 1,696,769
     Adjustments to Reconcile Net Income to
          Net Cash Provided by Operating Activities
               Depreciation                                              45,500
               Allowance for Bad Debts                               (  294,613)
               Changes in Assets and Liabilities:
                    Accounts Receivable                              (  638,364)
                    Inventory                                        (1,984,695)
                    Prepaid Expenses                                 (   37,149)
                    Due from Employees                               (   64,588)
                    Accounts Payable                                 (  479,602)
                    Warranty Reserve                                 (  402,777)
                    Accrued Expenses                                 (  224,748)
                    Accrued State Taxes                                  19,939
                    Due from Related Parties                             37,302
                                                                    -----------

          NET CASH PROVIDED (USED) BY
               OPERATING ACTIVITIES                                  (2,327,026)

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of Fixed Assets                        $( 207,605)
                                                     -----------

          NET CASH PROVIDED (USED) BY
               INVESTING ACTIVITIES                                   ( 207,605)

CASH FLOWS FROM FINANCING ACTIVITIES
     Dividends Paid                                 $(1,090,785)
     Loans from Officers                              ( 482,789)
     Net Borrowings on Line of Credit                 3,115,000
     Proceeds from Issuance of Common Stock                 200
     Capital Contributions                               30,000
                                                     ----------

          NET CASH PROVIDED (USED) BY
               FINANCING ACTIVITIES                                   1,571,626
                                                                     ----------
NET CHANGE IN CASH                                                    ( 963,005)

CASH - BEGINNING OF YEAR                                              1,068,101
                                                                     ----------

CASH - END OF YEAR                                                    $ 105,096
                                                                      =========


SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
     Interest Expense Paid                                            $ 353,250
     Taxes Paid - State                                               $  98,230

            See Independent Auditor's Report and accompanying notes.

                           BOSTEK, INC. AND AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


NOTE 1  - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A.   Nature of Operations

          Bostek, Inc. and its affiliate Micro Components International, Inc. were incorporated in the Commonwealth of Massachusetts in 1990 and 1998, respectively. The Companies operate as a single segment as wholesalers/retailers of personal computer hardware and peripheral products. Micro Components International, Inc. the affiliate, is not a subsidiary of Bostek, Inc. but does have the same shareholders and directors.


          In March 1998, Bostek established a new method of distribution for personal computer products and components, American Discount Warehouse ("ADW"). ADW sells personal computer related equipment to individual consumers over the Internet. For 1998, ADW was treated as a DBA (Doing Business As) of Bostek.

     B.   Combined Statements

          The accompanying combined financial statements include the accounts of Bostek, Inc. and Micro Components International, Inc.

          The Companies are affiliated by virtue of having the same stockholders and not through parent subsidiary stock ownership. All significant intercompany balances have been eliminated and there were no intercompany sales transactions for the year ended December 31, 1998.

     C.   Method of Accounting

          The financial statements are prepared using the accrual basis of accounting in compliance with generally accepted accounting principles. They accordingly reflect all significant receivables, payables and other liabilities.

     D.   Revenue Recognition

          Bostek, Inc. and Micro Components recognize revenues when the product is shipped. The Companies' return policy provides for money back guarantees on certain items. An allowance for potential product returns based upon historical trends has been established.

                           BOSTEK, INC. AND AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


NOTE 1  - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (Continued)

     E.   Accounts Receivable

          The Companies provide for bad debts on the allowance method of accounting. The allowance for uncollectible accounts was $483,387 in 1998.

     F.   Inventories

          Inventories consist of computer hardware and components and are stated at historical cost (determined under the first-in, first-out cost method) or market whichever is lower. All inventories are of goods available for immediate resale, with no raw materials or work in process inventory. The personal computer industry is characterized by rapid technological advancement and declining market prices. Should demand for the current generation of personal computers prove to be significantly less than anticipated, the ultimate realizable value of such products could be substantially less than the amount shown on the balance sheet.

     G.   Income Taxes

          In 1995, Bostek, Inc. elected to be treated as an S Corporation under provisions of the current Internal Revenue Code. The federal income tax liability for Bostek, Inc.'s income is the responsibility of the individual shareholders. Massachusetts laws vary from Federal in that a company having receipts of $6,000,000 or more is liable for the income measure of the corporate excise tax. Therefore, Bostek, Inc. has made a provision for income taxes net of over accruals of previous years of $27,972 for the year ending December 31, 1998.

          Micro Components International, Inc. (a C Corporation) provides for income taxes under the provisions of SFAS No. 109 "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability based approach in accounting for income taxes. The Company has a net operating loss of $430,870 for the year ended December 31, 1998. The deferred tax asset associated with the potential future benefit from this net operating loss is fully offset by a valuation allowance. There are no other temporary differences.

                           BOSTEK, INC. AND AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (Continued)

     H.   Property and Equipment

          The Companies record property and equipment at cost. These assets are depreciated using straight-line and accelerated methods over the estimated lives of the respective assets. The difference in depreciation calculated under current tax laws as compared to generally accepted accounting principles is not material.

          The following is a summary of property and equipment at cost, less accumulated depreciation:

                  Furniture and Fixtures                              $ 475,685
                  Vehicles                                              108,224
                                                                      ----------

                  Total                                                 583,909

                  Accumulated Depreciation                             (325,408)
                                                                      ---------
                  Net Property and Equipment                          $ 258,501
                                                                      =========

     I.   Cash and Cash Equivalents

          For the purpose of the Statement of Cash Flows, the Companies consider all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Companies did not have any cash equivalents for the year ended December 31, 1998.

     J.   Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the period. Actual results may differ from those estimates.

                           BOSTEK, INC. AND AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998



NOTE 2 -  OPERATING LEASES

          The Companies leases office space, vehicles and equipment under certain operating leases in excess of one year. Rent expense under leases was $171,811 for 1998.

          The following is a schedule of future minimum rental payments required under the above leases:

                                Year Ending
                                December 31
                                -----------

                                    1999                  $197,120
                                    2000                   179,649
                                    2001                   160,884
                                    2002                   144,000
                                    2003                   144,000
                                                           -------

                                                          $825,653
                                                          ========

NOTE 3 -  RELATED PARTY TRANSACTIONS

          Bostek, Inc. leases its corporate headquarters and warehouse facilities from a trust controlled by the shareholders of the Company. The lease is classified as an operating lease and provides for minimum annual rentals of $144,000. There is also a mortgage on the property of $250,000 payable to Citizens Bank of Massachusetts that is guaranteed by the Company.

          During 1998, the shareholders loans totaling $482,789 were paid.

                           BOSTEK, INC. AND AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


NOTE 3 -  RELATED PARTY TRANSACTIONS (Continued)

          Bostek, Inc. had sales to an entity in which the shareholders owned greater than 40% of the stock. Effective May, 1998, shareholders no longer owned stock in this Company. The following is a summary of transactions and balances with related parties for 1998.

                      Sales to Related Parties                    $212,956
                      Cost of Sales to Affiliates                  204,438
                      Due from Realty Trust                         93,695

          During 1998, the shareholders of Bostek, Inc. established Micro Components International, Inc. The operations of the affiliate are similar to those of the Company. The shareholders are in a position to, and in the future may, influence the sales volume of the Company for the benefit of the other company in the same line of business that are under their control.

NOTE 4 -  LINE-OF-CREDIT

          On January 24, 1997, Bostek, Inc. entered into a revolving line-of-credit agreement with a financial institution providing a maximum loan balance of $8,000,000. The outstanding balance bears interest at a rate equal to the bank's prime rate. The Loan Agreement is collateralized by substantially all of the Company's assets. Additionally, one of the principal shareholders pledged stock in the Company as collateral. The Loan Agreement provides for certain covenants including among others, minimum levels of working capital and certain ratios. At December 31, 1998, the outstanding balance was $6,115,000 bearing interest of 8.00%. This revolving line-of-credit replaced all existing lines of credit.

          On March 24, 1998, Bostek, Inc. increased its line-of-credit from $8,000,000 to $10,000,000. All other terms of the loan remained substantially the same.

          The loan agreement on the revolving line-of-credit contains various covenants pertaining to minimum requirements for accounts receivables and inventory balances. At December 31, 1998, the Company was out of compliance of their loan agreement. The bank has waived that requirement of the agreement as of April 6, 1999.

                           BOSTEK, INC. AND AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


NOTE 5 -  WARRANTY RESERVE

          The Bostek, Inc. has an allowance for warranty products and returns. This allowance is based upon the cost of handling returns and warranty items using historical return rates and costs. The allowance for warranty approximated $250,000 at December 31, 1998.

NOTE 6 -  RETIREMENT PLAN

          Bostek, Inc. provides a 401(k) deferred contribution plan for all full-time employees who are over the age of twenty-one and have completed one year of service. An employee is fully vested in matching contributions after six years of service. Employees may contribute up to 15% of their salary to the plan. Bostek, Inc. has the option to make a discretionary matching contribution equal to a percentage of each employee's contribution, the exact percentage to be determined each year by the Company. Bostek, Inc.'s contributions for any plan year shall not exceed the maximum amount allowable as a deduction to the Company. Retirement expense for the year ended 1998 was $- 0 -.

NOTE 7 -  COMMITMENTS AND CONTINGENCIES

          Bostek, Inc. and its affiliate are involved in various claims arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, operating results, or cash flows.

NOTE 8 -  GAIN ON SALE OF INVESTMENT

          During 1998, Bostek, Inc. accepted stock in lieu of payment of an account receivable. The stock subsequently appreciated and the Company sold the stock for a $381,665 gain in 1998.

NOTE 9 -  ADVERTISING COSTS

          Advertising costs are charged to operations when incurred. The advertising expense for Bostek, Inc. for 1998 amounted to $436,644.

                           BOSTEK, INC. AND AFFILIATE
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998



NOTE 10 - FAIR VALUE OF FINANCIAL INSTRUMENTS

          The carrying amount of cash, accounts receivable, accounts payable and line-of-credit approximates fair value because of the short maturity of those instruments. The fair value of the amounts due from employees does not differ materially from the carrying value recorded in the accompanying balance sheet.

NOTE 11 - NEW ACCOUNTING STANDARDS

          The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130 "Reporting Comprehensive Income" (SFAS
          130). Implementation of the standard had no material impact on the company's financial statements as presented.

NOTE 12 - COMMON STOCK AND TREASURY STOCK

                                                             Shares
                                               Shares      Issued and
                      Company         Type   Authorized   Outstanding    Amount
                      -------         ----   ----------   -----------    ------
           Bostek, Inc.              No Par    15,000         4,000   $ 247,714
               Less Treasury Stock                           (2,000)   ( 81,000)
           Micro Components
               International, Inc.   No Par    10,000         2,000         200
                                                                      ---------

           Total Common Stock                                         $ 166,914
                                                                      =========



NOTE 13 - SALE OF COMPANY

          In June, 1999, Intellesale. Com, Inc. a subsidiary of Applied Cellular Technology, Inc. purchased all of the outstanding shares of common stock, no par value of Micro Components International, Incorporated and Bostek, Incorporated for the aggregate purchase price of $25,055,000 subject to adjustment as set forth in the Agreement of Purchase and Sale.